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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  -------------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 9, 2006
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                        (Date of earliest event reported)


                CITICORP MORTGAGE SECURITIES TRUST, SERIES 2006-2
       (Issuer in Respect of the Citicorp Mortgage Securities, Inc. REMIC
                    Pass-Through Certificates, Series 2006-2)
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           (Exact name of issuing entity as specified in its charter)


                       CITICORP MORTGAGE SECURITIES, INC.
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              (Exact name of depositor as specified in its charter)


                       CITICORP MORTGAGE SECURITIES, INC.
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               (Exact name of sponsor as specified in its charter)


            New York                 333-130333-02                Applied For
-------------------------------     -------------------     --------------------
(State or other jurisdiction of    (Commission File No.      (I.R.S. Employer
 organization of issuing entity     of Issuing Entity)      Identification No.)


     1000 Technology Drive, O'Fallon, Missouri                   63368
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      (Address of principal executive offices)                 (Zip Code)


Depositor's Telephone Number, including area code:    (636) 261-1313
                                                      --------------


                                 Not Applicable
     -----------------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                          changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the E xchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        Other Events


         The Registrant hereby amends its Current Report on Form 8-K, dated May 2006 and filed with the Commission on May 9, 2006 (the "Form 8-K") by replacing
Exhibit 4.1 to the Form 8-K with Exhibit 4.1 to this Current Report on Form
8-K/A.



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ITEM 9.01         Financial Statements and Exhibits

                  (d)      Exhibits

Item 601(a) of Regulation S-K

   Exhibit No.                         Description
   -----------                         -----------

     (4.1) Pooling and Servicing Agreement, dated April 1, 2006, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National
                        Association, and Citibank, N.A.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CITICORP MORTGAGE SECURITIES, INC.
                                      (Depositor)

                                      By:   /s/ Howard Darmstadter
                                            -----------------------------
                                               Howard Darmstadter
                                               Assistant Secretary
Dated: May 12, 2006



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                                Index to Exhibits
                                -----------------


   Exhibit No.                           Description
   -----------                           -----------

     (4.1) Pooling and Servicing Agreement, dated April 1, 2006, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.